Supplement to Prospectus
                           dated November 1, 2005 for
                           The Hirtle Callaghan Trust

                The date of this Supplement is February 23, 2006

The Value Equity Portfolio. At the Meeting of the Board of Trustees ("Board") held on December 14, 2005, the Board approved the engagement of JS Asset Management, LLC ("JSAM") to serve as an additional Specialist Manager for The Value Equity Portfolio ("Value Portfolio"). The Board also approved a portfolio management agreement between JSAM and the Trust, ("Proposed Agreement").

JSAM. The Proposed Agreement must be approved by shareholders of the Value Portfolio before JSAM may take up its portfolio management responsibilities. At a Special Meeting of the shareholders of the Value Portfolio, to be held on or about February 24, 2006, said shareholders will be asked to approve the JSAM engagement, together with the terms of the Proposed Agreement between the Trust and JSAM. Assuming that the Proposed Agreement is approved by the Value Portfolio's shareholders, it will become effective as soon as is reasonably practicable following the date of such approval and will remain in effect in accordance with its terms for two years thereafter. It will continue in effect from year to year thereafter in accordance with its terms so long as it is approved annually by the Trust's Board.

JSAM is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at One Tower Bridge, West Conshohocken, PA 19428. John K. Schneider, JSAM's founder and chief executive officer, will be primarily responsible for the day-to-day management of the Portfolio's assets. Before establishing JSAM in February 2005, Mr. Schneider served as a Senior Portfolio Manager at PIMCO Equity Advisors L.P. As of September 30, 2005, JSAM had total assets under management of approximately $78 million.

The investment objective of the Value Portfolio is to provide total return consisting of capital appreciation and current income. The JSAM investment process seeks to identify companies that are undervalued on an absolute basis rather than relative to their peers. Fundamental to the JSAM process is the determination of a company's price to "normalized earnings" ratio. This ratio is arrived upon by JSAM through the use of proprietary screening techniques that adjust reported earnings in light of, for example, cyclical industry or market movements. JSAM then evaluates selected companies, seeking to identify those with low price to normalized earnings, low price to sales, and/or low price to cash flow ratios. Additionally, JSAM seeks companies with a catalyst that, in JSAM's view, can enhance the stock price. Catalysts may include, by way of example: improvement in supply/demand outlook, broad sector or industry changes, hidden or undervalued assets, cost cutting/growth initiatives, management changes, and insider ownership. Under the Proposed Agreement, JSAM would be entitled to a fee calculated at an annual rate of 0.40% of those assets of the Value Portfolio that may be allocated to JSAM. This rate is higher than the rate at which the advisory fee payable to either of the current Specialist Managers of the Value Portfolio is calculated. Accordingly, depending on the way in which the Value Portfolio's assets are allocated following the implementation of the Proposed Agreement, the overall advisory fee paid by the Portfolio may increase. Hirtle Callaghan and Co., Inc., the Trust's investment adviser, believes, however, that any increase in the Value Portfolio's expenses as a result of the JSAM engagement will be reasonable in light of the benefits associated with the resulting combination of investment styles.